Exhibit 10.5

                                                                  EXECUTION COPY


          ASSIGNMENT AND ASSUMPTION AND AMENDMENT AGREEMENT, dated as of April 5, 2006 (the "Assignment and Assumption Agreement"), among HealthMarkets, LLC (the "Company"), HealthMarkets Capital Trust I ("Trust I"), HeathMarkets Capital Trust II ("Trust II" and collectively with Trust I, the "Trusts"), Premium Finance LLC, Mulberry Finance Co., Inc., and DLJMB IV First Merger LLC (each individually, an "Acquisition Company" and collectively, the "Acquisition Companies") and First Tennessee Bank National Association ("FTN"), Merrill Lynch International ("MLI") and ALESCO Preferred Funding X, Ltd. ("ALESCO" and together with FTN and MLI, each a "Purchaser" and collectively, the "Purchasers").

          WHEREAS, the Acquisition Companies, MLI and FTN have heretofore entered into a Purchase Agreement dated as of March 7, 2006 (the "Purchase Agreement"); capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement;

          WHEREAS, MLI has assigned its rights and obligations with respect to $23.5 million of the Preferred Securities to ALESCO and ALESCO has assumed from MLI, all the rights and obligations of MLI with respect to $23.5 million of the Preferred Securities;

          WHEREAS, as part of the Transactions, the Acquisition Companies will assign to the Company and the Trusts, and the Company and the Trusts will assume from the Acquisition Companies, all of the rights and obligations of the Acquisition Companies under the Purchase Agreement (other than the obligations of the Acquisition Companies under Sections 7(b) and (c) of the Purchase Agreement);

          WHEREAS, the Acquisition Companies desire to obtain the written consent of the Purchasers to such assignment and assumption, and the Purchasers desire to grant such consent;

          NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions set forth herein, the parties hereto agree as follows:

                                    ARTICLE I

                            ASSIGNMENT AND ASSUMPTION

          1.1. With effect on and as of the date hereof (the "Effective Date") the Acquisition Companies hereby expressly assign and delegate all of their rights, interests and obligations under the Purchase Agreement, other than their obligations under Sections 7(b) and (c) of the Purchase Agreement, to the Company and the Trusts.

          1.2. The Company and the Trusts hereby accept such assignment and delegation and expressly assume all of the Acquisition Companies' rights, interests and obligations under the Purchase Agreement, other than the Acquisition Companies' obligations under Sections 7(b) and (c) of the Purchase Agreement, on and as of the Effective Date.

          1.3. The Purchasers hereby consent to the assignment and delegation by the Acquisition Companies of all of their rights, interests and obligations under the Purchase

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Agreement, other than their obligations under Sections 7(b) and (c) of the
Purchase Agreement, to the Company and the Trusts on and as of the Effective
Date.

          1.4. The Acquisition Companies are hereby released from all of their obligations under the Purchase Agreement, other than their obligations under Sections 7(b) and (c) of the Purchase Agreement, and shall have no further liabilities or obligations under the Purchase Agreement except as set forth in Sections 7(b) and (c) of the Purchase Agreement.

                                   ARTICLE II

                             AMENDMENTS AND WAIVERS

          2.1 All references in the Purchase Agreement to the Trust are hereby amended to refer to the Trusts.

          2.2 All references in the Purchase Agreement to the Notes are hereby amended to refer to the $51,550,000 aggregate principal amount of Floating Rate Junior Subordinated Notes due 2036 sold to Trust I and the $51,550,000 aggregate principal amount of Floating Rate Junior Subordinated Notes due 2036 (the "Notes II") sold to Trust II.

          2.3 All references in the Purchase Agreement to the Preferred Securities are hereby amended to refer to the $50,000,000 aggregate stated liquidation amount of the Preferred Securities of Trust I and the $50,000,000 aggregate stated liquidation amount of the Preferred Securities of Trust II and all references to the Common Securities are hereby amended to refer to the $1,550,000 aggregate stated liquidation amount of Common Securities of Trust I and the $1,550,000 aggregate stated liquidation amount of Common Securities of Trust II.

          2.4 All references in the Purchase Agreement to the Indenture are hereby amended to refer to the Junior Subordinated Indenture relating to the Notes being sold to Trust I, between the Company and LaSalle Bank National Association, as indenture trustee, and the Junior Subordinated Indenture relating to the Notes II being sold to Trust II, between the Company and LaSalle Bank National Association, as indenture trustee.

          2.5 All references in the Purchase Agreement to the Trust Agreement are hereby amended to refer to the Amended and Restated Trust Agreement of Trust I, among the Company, as depositor, the administrative trustees of Trust I named therein, LaSalle Bank National Association, as indenture trustee, and Christiana Bank & Trust Company, as Delaware trustee, and the holders, from time to time, of undivided beneficial interests in the assets of Trust I, and the Amended and Restated Trust Agreement of Trust II, among the Company, as depositor, the administrative trustees of Trust II named therein, LaSalle Bank National Association, as indenture trustee, and Christiana Bank & Trust Company, as Delaware trustee, and the holders, from time to time, of undivided beneficial interests in the assets of Trust II.

          2.6 All references in the Purchase Agreement to the Guarantee Agreement are hereby amended to refer to the Guarantee Agreement relating to Trust I, between the Company, as guarantor, and LaSalle Bank National Association, as guarantee trustee, and the Guarantee Agreement relating to Trust II, between the Company, as guarantor, and LaSalle Bank National Association, as guarantee trustee.

          2.7 All references in the Purchase Agreement to the Common Securities Subscription Agreement are hereby amended to refer to the Common Securities Subscription

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Agreement between the Company and Trust I and the Common Securities Subscription
Agreement between the Company and Trust II.

          2.8 All references in the Purchase Agreement to the Note Purchase Agreement are hereby amended to refer to the Junior Subordinated Note Purchase Agreement between the Company and Trust I and the Junior Subordinated Note Purchase Agreement between the Company and Trust II.

          2.9 The first sentence of Section 2(a) to the Purchase Agreement is hereby amended to read: "The Sellers shall sell to each Purchaser, and each Purchaser shall purchase from the Sellers, the amount of Preferred Securities set forth below for an aggregate amount (the "Purchase Price") equal to One Hundred Million Dollars ($100,000,000): 1) FTN shall purchase $20.0 million of the Preferred Securities from Trust I and $20.0 million of the Preferred Securities from Trust II; 2) MLI shall purchase $30.0 million of the Preferred Securities from Trust I and $6.5 million of the Preferred Securities from Trust II; and 3) ALESCO shall purchase $23.5 million of the Preferred Securities from Trust II."

          2.10 The second and third references to "Texas" in Section 4(x) of the Purchase Agreement are hereby amended to read "Oklahoma".

          2.11 The Purchasers waive the requirement of Section 3(h)(iii)(A) of the Purchase Agreement that the rating referred to in such Section (which rating was obtained on March 8, 2006) be obtained at least 45 days prior to the Closing Date.

          2.12 All references in the Purchase Agreement to JPMorgan Chase Bank, National Association are hereby amended to refer to LaSalle Bank National Association and all references in the Purchase Agreement to Chase Bank USA, National Association are hereby amended to refer to Christiana Bank & Trust Company.

          2.13 The references to Richards, Layton & Finger, P.A. in Section 3(e), Section 3(g) and Section 7 of the Purchase Agreement and the reference to Gardere Wynne Sewell LLP in Section 3(f) of the Purchase Agreement shall each be amended to refer to Morris, James, Hitchens & Williams LLP.

          2.14   Annex C of Section 3(e), Annex D of Section 3(f) and Annex E of
Section 3(g) of the Purchase Agreement are hereby replaced by Annex A, Annex B and Annex C respectively, of this Assignment and Assumption Agreement.

                                   ARTICLE III

                                  MISCELLANEOUS

          3.1 Each of the parties to this Assignment and Assumption Agreement represents and warrants that (a) this Assignment and Assumption Agreement has been duly authorized, executed and delivered by it, and (b) its obligations under this Assignment and Assumption Agreement and the Purchase Agreement constitute its legal, valid and binding obligations, enforceable against it in accordance with their respective terms (subject to applicable bankruptcy, insolvency or similar rights affecting creditors' rights generally).

          3.2 This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York.

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          3.3    This Assignment and Assumption Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of which counterparts together shall constitute but one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and
Assumption Agreement to be duly executed as of the day and year first above written.

                                    HEALTHMARKETS, LLC

                                    By:   UICI, its sole member


                                    By:   /s/ Glenn W. Reed
                                          _________________________________
                                          Name:  Glenn W. Reed
                                          Title: Executive Vice President and
                                                 General Counsel


                                    HEALTHMARKETS CAPITAL TRUST I

                                    By:   HEALTHMARKETS, LLC, as Depositor

                                    By:   UICI, its sole member


                                    By:   /s/ Glenn W. Reed
                                          _________________________________
                                          Name:  Glenn W. Reed
                                          Title: Executive Vice President and
                                                 General Counsel


                                    HEALTHMARKETS CAPITAL TRUST II

                                    By:  HEALTHMARKETS, LLC, as Depositor

                                    By:   UICI, its sole member


                                    By:   /s/ Glenn W. Reed
                                          _________________________________
                                          Name:  Glenn W. Reed
                                          Title: Executive Vice President and
                                                 General Counsel


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    PREMIUM FINANCE LLC

                                    By:   Blackstone Management Associates
                                          IV L.L.C., as a Member

                                          /s/ Chinh E. Chu
                                          _________________________________
                                          Name: Chinh E. Chu
                                          Title: Member


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    MULBERRY FINANCE CO., INC.


                                          /s/ Adrian M. Jones
                                          _________________________________
                                          Name: Adrian M. Jones
                                          Title: President


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                          DLJMB IV FIRST MERGER LLC

                                    By:   MBP IV PLAN INVESTORS, L.P.,
                                          a Member

                                    By:   DLJ LBO plans, Management
                                          Corporation, its General Partner

                                          /s/ Kamil M. Salame
                                          _________________________________
                                          Name: Kamil M. Salame
                                          Title: Managing Director


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    FIRST TENNESSEE BANK NATIONAL
                                    ASSOCIATION


                                    By:   /s/ David S. Work
                                          ___________________________________
                                          Name: David S. Work
                                          Title: Executive Vice President


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    MERRILL LYNCH INTERNATIONAL


                                    By:   /s/ Andrew Bellis
                                          ___________________________________
                                          Name: Andrew Bellis
                                          Title: Director


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                                    ALESCO PREFERRED FUNDING X, LTD.


                                    By:   /s/ Michael Shenkman
                                          ___________________________________
                                          Name: Michael Shenkman
                                          Title: Chief Financial Officer


                       ASSIGNMENT AND ASSUMPTION AGREEMENT